Exhibit 10.4


                       DRUGSTORE.COM PLEDGE AGREEMENT

      AGREEMENT dated as of October 25, 1999 between RITE AID CORPORATION (with its successors, the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN"), as agent hereunder (the "AGENT").

                            W I T N E S S E T H:

      WHEREAS, the Borrower, certain banks and Morgan, as agent for such banks are parties to a Credit Agreement dated as of July 19, 1996 (as heretofore amended, the "ORIGINAL 1996 CREDIT AGREEMENT"); and

      WHEREAS, the Borrower proposes to enter into an Amended and Restated Credit Agreement of even date amending and restating the Original 1996 Credit Agreement (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

      WHEREAS, the Borrower has agreed to grant a continuing security interest in and to the Collateral (i) on a first priority basis, to secure certain of its obligations under the Credit Agreement as well as the Prudential Pro Rata Exposure (as defined below), the Morgan Pro Rata Exposure (as defined below) and the Letter of Credit Exposure (as defined below) and (ii) on a second priority basis, to secure the Synthetic Lease Obligations (as defined below);

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. (a) Terms defined in the heading and recitals hereto have the respective meanings provided for therein.

           (b) The following terms have the meanings provided for in the Credit Agreement:

      Base Rate
      Default
      Event of Default
      Lien
      Loan Documents
      PCS Pledge Agreement
      Morgan Pro Rata Exposure
      Prudential Pro Rata Exposure
      Tranche A Loans
      Tranche B Loans

           (c) The following additional terms, as used herein, have the following respective meanings:

      "COLLATERAL" has the meaning assigned to such term in Section 3(a).

      "FIRST PRIORITY SECURED OBLIGATIONS" means (i) all outstanding principal amounts of the Partially Secured Obligations, provided that the principal amount secured pursuant to this clause (i) shall not exceed the Maximum Principal Amount, (ii) all interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the principal amounts secured pursuant to clause (i) of this definition, (iii) any Yield-Maintenance Amount payable in respect of the portion of the Prudential Pro Rata Exposure secured pursuant to clauses (i) and (ii) of this definition, (iv) any renewals or extensions of any of the foregoing and (v) to the extent the same may be secured hereunder and under the PCS Pledge Agreement without contravention of the Indentures, any and all other amounts payable by the Borrower in respect of the Partially Secured Obligations. The amounts specified in clauses (i) and (iv) shall be allocated among the Partially Secured Obligations ratably based on the unpaid principal amount thereof at the time of determination.

      "INSTRUCTING BANKS" means the "Required Banks" as defined in the Credit Agreement.

      "ISSUER" means drugstore.com, inc., and its successors.

      "LETTER OF CREDIT EXPOSURE" means the reimbursement obligations of the Borrower in respect of standby letters of credit issued for the account of the Borrower set forth in Schedule A hereto, and any replacements thereof; provided that the issuer of such letter of credit shall have entered into an agreement with the Borrower and the Agent satisfactory to the Agent pursuant to which such issuer has agreed to accept the benefits of and be bound by the terms of this Agreement; provided further that the Letter of Credit Exposure may not for purposes of this Agreement exceed $32,750,000; and provided further that the outstanding principal amount of any such letters of credit which are undrawn shall be deemed to be the face amount thereof for purposes of this Agreement, subject to the last sentence of
 Section 13.

      "LIMITED SHARES" means 9,334,746 shares of Common Stock, par value $0.001 per share, of the Issuer.

      "MAXIMUM PRINCIPAL AMOUNT" shall mean that portion of the outstanding principal amounts of the Partially Secured Obligations secured both hereunder and under the PCS Pledge Agreement, which principal amount shall not exceed $399,000,000, it being understood that this Agreement and the PCS Pledge Agreement each individually, but also collectively, secure the Partially Secured Obligations to the extent of such Maximum Principal Amount, and that therefore the Maximum Principal Amount for purposes of this Agreement shall be reduced by the amount of any proceeds of Collateral applied to principal of the Partially Secured Obligations pursuant to
 Section 13 of the PCS Pledge Agreement.

      "PARTIALLY SECURED OBLIGATIONS" means the Tranche B Loans, the Prudential Pro Rata Exposure, the Morgan Pro Rata Exposure and the Letter of Credit Exposure.

      "PLEDGED STOCK" means (i) the Limited Shares and (ii) any other capital stock required to be pledged to the Agent pursuant to Section 3(b).

      "SECOND PRIORITY SECURED OBLIGATIONS" means (i) the obligations of the Borrower the Synthetic Lease Obligations and (ii) any renewals or extensions of the foregoing.

      "SECURED OBLIGATIONS" means the First Priority Secured Obligations, the Second Priority Secured Obligations and any amount payable by the Borrower under this Agreement.

      "SECURED PARTIES" means the Agent and the holders from time to time of the Secured Obligations.

      "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

      "SYNTHETIC LEASE OBLIGATIONS" means, collectively, (i) the Guaranty dated as of March 19, 1998 from Rite Aid Corporation to RAC Leasing LLC, as the same may be amended from time to time, and (ii) the Guaranty dated as of May 30, 1997 from Rite Aid Corporation to Sumitomo Bank Leasing and Finance, Inc., as the same may be amended from time to time.

      Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

      SECTION 2. Representations and Warranties. The Borrower represents and warrants as follows:

           (a) Title to Pledged Stock. The Borrower owns all of the Pledged Stock, free and clear of any Liens other than the Security Interests. The Pledged Stock includes 21.5% of the issued and outstanding capital stock of the Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and the Governance Agreement dated June 17, 1999 between the Issuer and the Borrower, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

           (b) Validity, Perfection and Priority of Security Interests. The Agent has valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

           (c) UCC Filing Locations. The chief executive office of the Borrower is located at its address set forth on the signature pages of the Credit Agreement.

      SECTION 3. The Security Interests. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Borrower hereunder:

           (a) The Borrower hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties security interests in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Prior to the execution and delivery hereof, the Borrower has delivered the certificate representing the Limited Shares in pledge hereunder.

           (b) In the event that the Issuer at any time issues any additional or substitute shares of capital stock of any class to the Borrower or any Subsidiary, the Borrower will immediately pledge and deposit with the Agent certificates representing all such shares as additional security for the Secured Obligations. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

           (c) The Security Interests are granted as security only and shall not subject the Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

      SECTION 4. Delivery of Pledged Stock. All certificates representing Pledged Stock delivered to the Agent by the Borrower pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

      SECTION 5. Further Assurances. (a) The Borrower agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Agent to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

           (b) The Borrower agrees that it will not change (i) its name, identity or corporate structure in any manner, (ii) the location of its chief executive office or (iii) its jurisdiction of incorporation unless it shall have given the Agent not less than 30 days' prior notice thereof.

      SECTION 6. Record Ownership of Pledged Stock. The Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Borrower will promptly give to the Agent copies of any notices or other communications received by it in its capacity as a shareholder of the Issuer with respect to Pledged Stock registered in the name of the Borrower and the Agent will promptly give to the Borrower copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

      SECTION 7. Right to Receive Distributions on Collateral. During the continuance of any Default the Agent shall have the right to receive and to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. All such dividends and other payments and distributions which are received by the Borrower shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs during the continuance of a Default, shall be segregated from other funds of the Borrower and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Agent's right to retain dividends and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Borrower any such Collateral retained by it during the continuance of a Default.

      SECTION 8. Right to Vote Pledged Stock. Unless a Default shall have occurred and be continuing, the Borrower shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Borrower accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

      If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law, and the Borrower shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

      SECTION 9. General Authority. The Borrower hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

           (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

           (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

           (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

           (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

 provided that the Agent shall give the Borrower not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniforrn Commercial Code.

      SECTION 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (B) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Borrower will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale,
 (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be hold at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      SECTION 11. Expenses. The Borrower agrees that it will forthwith upon demand pay to the Agent:

           (a) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

           (b) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel, which the Agent may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Agent of any of the rights conferred upon it hereunder or (iv) any Default.

 Any such amount not paid on demand shall bear interest at a rate per annum equal to Base Rate plus 4.50% and shall be an additional Secured Obligation hereunder.

      SECTION 12. Limitation on Duty ofAgent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

      SECTION 13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

           FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed pursuant to Section 11 hereof,

           SECOND, to the ratable payment of unpaid principal of the First Priority Secured Obligations;

           THIRD, to the ratable payment of (i) accrued but unpaid interest on the First Priority Secured Obligations in accordance with the terms thereof and (ii) any Yield-Maintenance Amount payable in respect of the portion of the Prudential Pro Rata Exposure secured pursuant to clauses (i) and (ii) of the definition of First Priority Secured Obligations;

           FOURTH, to the ratable payment of all other First Priority Secured Obligations, until all First Priority Secured Obligations shall have been paid in full;

           FIFTH, to the ratable payment of all Second Priority Secured Obligations, until all Second Priority Secured Obligations have been paid in full;

           FINALLY, to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

 The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any amount distributable pursuant to this Section 13 in respect of any Letter of Credit Exposure consisting of undrawn letters of credit shall be retained by the Agent for payment to the Secured Parties that are issuers thereof at such time as such letters of credit are drawn and then only to the extent of any such draw. To the extent that any such letter of credit expires undrawn, any amount then held by the Agent pursuant to the preceding sentence in respect thereof shall be distributed in accordance with the priorities established by this Section 13, it being understood that any reimbursement obligations in respect of such expired letter of credit shall not be included in Secured Obligations for purposes of such distribution.

      SECTION 14. Concerning the Agent. The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the Secured Parties in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

           (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Instructing Banks or, in the absence of such instructions, in accordance with its discretion.

           (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

      SECTION 15. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
 Section 14).

      SECTION 16. Termination of Security Interests; Release of Collateral. Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral in accordance with the applicable provisions of the Credit Agreement. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

      SECTION 17. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

      SECTION 18.  Waivers, Non-Exclusive Remedies.   No failure on the part
 of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under any Loan Document or any other document relating to the Secured Obligations owing to such Secured Party preclude any other or further exercise thereof or the exercise of any other right. The rights under the Loan Documents and such other documents are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 19. Successors and Assigns. This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and its successors and assigns.

      SECTION 20. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Agent with the consent of the Required Banks under the Credit Agreement. No such amendment shall by its terms materially adversely affect the rights of holders of any of the Prudential Pro Rata Exposure, the Morgan Pro Rata Exposure, the Letter of Credit Exposure or the Second Priority Secured Obligations in a manner different from its effect on the rights of holders of any other Secured Obligations, except with the written consent of such affected holder (or of the requisite majority of the affected holders specified in the documents governing such affected holders' Secured Obligations).

      SECTION 21. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

      SECTION 22. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      SECTION 23. Acceptance of Appointment. Morgan hereby accepts its appointment as agent for each of the Secured Parties; provided that neither such appointment or such acceptance shall impose on Morgan any duties other than the express duties of the Agent hereunder and subject in any case to the provisions of Section 7 hereof and Article 7 of the Credit Agreement, which shall be binding on all Secured Parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     RITE AID CORPORATION


                                     By:  __________________________________
                                          Name:
                                          Title:


                                     MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK,
                                          as Agent


                                     By:  __________________________________
                                          Name:
                                          Title:



                                             SCHEDULE A


                                          Letters of Credit

 L/C Ref #             Beneficiary                        Amount          Date Issued  Expiry Date
 ----------------      ------------------------    ------------------     -----------  -----------
 ISSUED BY MELLON
 BANK, N.A.:
 8571380          National Union Fire Insurance    $    20,861,000.00       20-Feb-98   31-Dec-99
 8554730          Insurance Co. of North America         1,186,255.00       03-Nov-97   22-Nov-99
 8553170          Commonwealth of PA                        75,000.00       11-Jul-97   11-Jul-00
 8531390          Joseph Brozek, Jr.                       250,000.00       25-Jun-97   25-Jun-00
 8159320          Continental Casualty Company           1,027,000.00       19-Feb-92   01-Jan-00
 8478300          United State Fidelity and Trust        1,250,000.00       15-May-98   31-Dec-99
 8578810          Travelers Indemnity Co. (TPI)            225,000.00       16-Apr-98   31-Dec-99
 8578580          LA Dept. of Labor                        350,000.00       15-Apr-98   31-Dec-99
 8586190          Reliance Insurance Co.                   300,000.00       20-May-98   31-Dec-99
 8614310          City of Grand Junction, CO               117,680.00       28-Dec-98   21-Apr-00
 8642610          Capital Blue Cross                       749,458.37       08-Jul-99   31-Dec-99
 8464810          Baltimore County, MD                      38,973.00       08-May-96   08-Nov-99
                                                    -----------------
                                                        26,430,366.87
 Issued by
 Citibank, N.A.:

 13863/30019259   MLTC Funding                           5,800,000.00       12-Dec-96   22-Oct-00

 Issued by
 AmSouth Bank of
 Alabama:

 S309510          AmSouth Bank of Alabama                  477,320.73       05-Sep-95   01-Jan-00

 Total standby letters
 of credit outstanding                                  32,707,687.60